Investor Presentation Fourth Quarter and Year Ended 2021

Forward-Looking Statements 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting Carter Bankshares, Inc. and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “believe,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward- looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: changes in accounting policies, practices, or guidance, for example, our adoption of CECL; credit losses; cyber-security concerns; rapid technological developments and changes; the Company’s liquidity and capital positions; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (such as the current COVID-19 pandemic), and of governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Bank, on the value of collateral securing loans, on the demand for the Bank's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and Carter Bankshares, Inc., in particular; the outcome of pending and future litigation to which the Company is party and the potential impacts thereon, and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the Securities and Exchange Commission. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

Non-GAAP Statements 3 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

4 TABLE OF CONTENTS Section Title Slides 1 Overview 05-12 2 Financial Highlights 13-21 3 Balance Sheet Transformation 22-26 4 Asset Quality 27-34 5 Deposit Mix & Cost of Funds 35-39 6 Loan Deferral Update 40-41 7 Commercial Loan Portfolio Metrics 42-45 8 PPP Loan Update 46-47

Overview 01 5

Our Mission At Carter Bank & Trust, we strive to be the preferred lifetime financial partner for our customers and shareholders, and the employer of choice in the communities we are privileged to serve. Our Purpose Enrich lives and enhance communities today, to build a better tomorrow. Our Values Loyalty We serve to build lifetime relationships Care We care, it’s our tradition and what we do best Optimism We work collaboratively, as one team Trustworthiness We act with integrity and speak with respect Innovation We make bold decisions to continuously improve

Bank established denovo in 1974 as First National Bank of Rocky Mount, VA Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bancshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Our Company History 7 As of December 31, 2021 Headquartered in Martinsville, VA 69 Branches 7 Commercial Centers 3 Corporate Offices in VA and NC Assets $4.1B Loans $2.8B Deposits $3.7B Focused on the Future, a Well-Capitalized Franchise with Momentum Network Update • Build-out underway at East Morehead, Charlotte commercial center, opening late Q1 2022. Branch will open at this location in mid April 2022. • Greensboro, NC: Westridge Branch opened May 2021. • December 2022, announced the closing/consolidation of two branches in the greater Roanoke market. Both branches will be consolidated into Cave Spring Roanoke Office on March 30, 2022.

8 Our Leadership Team Litz Van Dyke Chief Executive Officer Wendy Bell Senior Executive Vice President Chief Financial Officer Bradford Langs President Chief Strategy Officer ‘We are intentional and work with purpose to create a culture of leadership excellence - attracting, developing and retaining the best leaders - to achieve mission objectives and to experience break-out performances across the organization.’ Litz Van Dyke, CEO

North Carolina | Total Deposits: $0.4MM 1 5 2 1 4 13 Charlotte Greensboro Raleigh Durham Fayetteville Non MSA TOTAL The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA Niagra, NY: Varsity Bank Our Footprint YE 2020 92 Branches YE 2019 101 Branches YE 2018 105 Branches YE 2021 69 Branches Branches in VA and NC Metropolitan Statistical Areas December 31, 2021 'Over the past three years, we have executed a strategic plan to right-size our retail network as we focus on expanding in emerging growth markets. Branch banking transformation continues with the implementation of the universal bankers and streamlined operations.' Wendy Bell, CFO Virginia | Total Deposits: $3.3MM 6 13 7 3 5 22 56 Washington DC Roanoke Lynchburg Charlottesville Blacksburg-Christiansburg Non MSA TOTAL 9

10 Our Commitment 'Our influence for positive change is in alignment with our purpose and mission. Our commitment to ESG actions benefit our communities, our organization, our environment, and our economy.' Brad Langs, President & CSO deploy $188 million from American Rescue Plan Act to address racial wealth gap and reach the underbanked and minority small businesses. reduction aspects of the restoration campaign of Piedmont Arts and provided technical assistance regarding LEDs and Solar. Piedmont Arts is a nonprofit that inspires and engages the diverse Martinsville-Henry County community & surrounding areas through visual arts, performing arts & arts education. and funded a $500,000 AHP grant through FHLB membership to keep the rents affordable. The community will feature 52 units plus a 600-square- foot common area. Six units will serve mobility- impaired residents, and six units will be set aside for persons who have special needs or are homeless. Participated in a LIHTC bridge/ construction loan for a 52 unit Affordable Housing community in NC Through its reinvestment into Enterprise Zones, the Bank donated to the energy Bank representation on VBA work group with goal of determining how best to

Our Culture of Care 11 Carter Bank & Trust is proud to partner with HBCU (Historic Black Colleges and Universities) Heroes in support of their vision to advance, elevate and inspire the HBCU student community. For the communities we serve For our associates COVID-19 Response Bank Approved Paid Leave (BAPL) continued to keep our associates and customers safe while maintaining bank operations Associates CARE Forward* in their Communities • Customer Contact Center associates in Wilson, NC collected food items in partnership with local charities. Non perishable items were delivered on Christmas Eve, along with an advent calendar created by associates. • Associates from the Martinsville retail branch with Marketing and CRA department associates collaborated to facilitate financial literacy classes and open new accounts at Piedmont Community Service Recovery Program. HBCU Heroes, co-founder NCAA Basketball All-American and former NBA player George Lynch said, 'Carter Bank & Trust is committed to the HBCU community and the value they place on diversity within their organization and in the communities they serve.' Wellness Programs We improved the bi-weekly Club Care webinar to promote health and wellness Healthcare Solutions We provided additional benefit levels and new service options during open enrollment to meet the needs of our associates and their families *Carter Bank and Trust donates $10 for every personal and business checking account opened in branches to local NPOs. Donations to the American Red Cross are based on online account openings. *

Strategic Initiatives Update • Ongoing diversification of earning asset mix to maximize yield without increasing risk profile of the Bank. • Renewed focus on noninterest income sources (fee revenue) to supplement the net interest income. • Improved funding cost and deposit mix to reduce reliance on higher cost certificates of deposits while simultaneously growing lower cost core non-maturing deposits. • Solid liquidity management platform supported by various liquidity sources, both on and off balance sheet. • Actively managing legacy loan issues with adversely classified assets reduction plans in place. • Increase treasury management marketing and sales to grow and retain deposits. • Greater virtual presence with online banking and the Carter On The Go mobile app, especially during the COVID-19 pandemic. • Launched Mortgage to Go Mobile App, a new tool used to streamline our mortgage application process. • Centralized retail consumer loan underwriting and currently implementing automated risk-based decision platform. • Identified strategic growth areas in existing markets for future relocation and/or consolidation. • Opened a new branch in Greensboro, NC, mobilizing talent and resources to increase market and wallet share. • Finalizing plans for a flagship center in Charlotte, NC featuring technology and design innovation to drive efficiency and high performance. Branch, Community, Commercial and Mortgage services will be offered to serve consumers and businesses in this vibrant high-growth market. • ATMs installed at 6 locations; developing roadmap for future installations in key markets across the footprint. Financial Performance Channel Optimization Network Optimization

Financial Highlights 02 13 Insert CB&T photo here

# Balance Sheet and Income Statement

$ in thousands

| | 4Q2021 | 3Q2021 | 4Q2020 | YE 2021 | YE 2020 |
|---|---|---|---|---|---|
| **Operational Results** | | | | | |
| Net Interest Income | $ 28,050 | $ 29,401 | $ 26,153 | $ 111,183 | $ 105,115 |
| Provision for Credit Losses | 939 | (413) | 4,821 | 3,350 | 18,006 |
| Provision for Unfunded Commitments | (324) | (60) | — | (1,269) | — |
| Noninterest income | 5,776 | 6,915 | 5,589 | 28,881 | 26,580 |
| Noninterest expense | 26,236 | 24,685 | 23,841 | 102,285 | 158,775 |
| Income tax expense | 1,365 | 931 | 138 | 4,108 | 772 |
| Net Income (Loss) | $ 5,610 | $ 11,173 | $ 2,942 | $ 31,590 | $ (45,858) |
| **Balance Sheet Condition** | | | | | |
| Assets | $ 4,133,746 | $ 4,134,063 | $ 4,179,179 | $ 4,133,746 | $ 4,179,179 |
| Portfolio loans, net | 2,716,190 | 2,784,863 | 2,893,096 | 2,716,190 | 2,893,096 |
| Securities | 922,400 | 897,546 | 778,679 | 922,400 | 778,679 |
| Deposits | 3,698,476 | 3,666,473 | 3,684,628 | 3,698,476 | 3,684,628 |
| Shareholders' equity | 407,596 | 405,870 | 440,174 | 407,596 | 440,174 |

**Favorable**

Net interest income increased $6.1M YoY due primarily to the collection of significant late fees, enhanced pricing on restructured loans in 3Q21 and the ongoing reduction in funding costs.

**Favorable**

Provision for credit losses decreased $14.6M YoY driven by the adoption of CECL in 2021, an increase in qualitative loss factors as a result of the estimated economic impact of COVID-19 during 2020 and the relatively stable economy from the date of adoption through December 31, 2021.

**Favorable**

Noninterest Expense decreased $56.5M YoY driven by

- ↑ $62.2M goodwill impairment charge in 3Q20
- ↓ $2.2M write-downs due to bank branches during 2Q21,
- ↓ $1.8M salary & employee benefits
- ↓ $1.1M data processing
- ↓ $0.6 tax credit amortization

14

Q4/YTD 2021 Q3/YTD 2021 Q4/YTD 2020 Shareholder Ratios Diluted Earnings Per Share (QTD) $ 0.21 $ 0.42 $ 0.11 Diluted Earnings Per Share (YTD) $ 1.20 $ 0.98 $ (1.74) Financial Ratios Return on Assets (YTD) 0.76% 0.84% (1.12) % Return on Equity (YTD) 7.92% 8.76% (9.78) % Total Capital Ratio 15.46% 15.11% 14.33 % Tier I Capital 14.21% 13.85% 13.08 % Leverage Ratio 10.62% 10.48% 10.26 % Core Efficiency (QTD) 76.58% 68.97% 76.52 % Core Efficiency (YTD) 73.52% 72.47% 75.20 % Net Interest Margin (FTE)(QTD) 2.82% 2.96% 2.71 % Net Interest Margin (FTE)(YTD) 2.84% 2.84% 2.80 % Financial / Shareholder Ratios 15 Financial metrics have improved YoY impacted by the $62.2 million goodwill impairment charge in 3Q20 and offset by the write-downs on closed bank branches during 2021. The Company enhanced pricing on restructured loans during 2021 and continues to recognize a strategic shift in the deposit mix to lower cost funding due to an increase in non-maturing deposits. As a result, the net interest margin (FTE) has shown improvement year over year.

Capital Management 16 As of December 31, 2021 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. • Focus on maintaining a "well capitalized" capital position allowing for the resolution of legacy credit issues. • Establishment of bank holding company provides flexibility and efficiency for potential sub-debt issuance and stock buybacks. • Established a buy-back program effective December 2021 to purchase up to two million shares of the Company's common stock. Regulatory Well Capitalized Carter Bankshares 12/31/2021 Excess ($) (In Thousands) 12/31/2021 Common Equity Tier 1 Ratio ("CET1") 6.5% 14.21% $240,845 Tier 1 Risk-based Ratio 8.0% 14.21% 193,977 Total Risk-based Capital Ratio 10.0% 15.46% 170,669 Leverage Ratio 5.0% 10.62% 234,960 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1

Liquidity 17 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.0 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. • Continue to maintain a strong liquidity position: ◦ Majority of Bond Portfolio is unpledged ◦ Ongoing FHLB Collateral Pledging (1) ◦ Maintain 6 Unsecured Lines of Credit ◦ Increased FHLB Borrowing Availability by 33% in 2021 December 31, 2021 December 31, 2020 Favorable / (Unfavorable) Cash and Due From Banks $ 36,698 $ 38,535 $ (1,837) Interest-bearing Deposits 64,905 39,954 24,951 Excess Reserves 176,196 163,453 12,743 Unpledged Investment Securities 743,836 632,724 111,112 Excess Pledged Securities 28,417 7,857 20,560 FHLB Borrowing Availability(1) 667,307 510,533 156,774 Unsecured Lines of Credit 145,000 145,000 — Total Liquidity Sources $ 1,862,359 $ 1,538,056 $ 324,303

Deposit Composition 18 $ in thousands Improving Deposit Mix Reliance on Certificates of Deposit continues to decline with a net decrease of $270.5M (16.7%) from YE 2020 to YE 2021 while all non-maturing deposit categories showed an increase in ending balances for the same period. For the Period Ending Variance 12/31/21 09/30/21 12/31/20 Quarter Year Lifetime Free Checking $ 747,909 $ 722,145 $ 699,229 $ 25,764 $ 48,680 Interest-Bearing Demand 452,644 433,144 366,201 19,500 86,443 Money Market 463,056 432,167 294,229 30,889 168,827 Savings 690,549 676,035 625,482 14,514 65,067 Certificates of Deposits 1,344,318 1,402,982 1,614,770 (58,664) (270,452) Deposits Held-for-Assumption in Connection with Sale of Bank Branches — — 84,717 — (84,717) Total Deposits $ 3,698,476 $ 3,666,473 $ 3,684,628 $ 32,003 $ 13,848 Total Deposits Composition $3,670 $3,591 $3,504 $3,685 $3,698 3,140 3,066 2,949 2,976 2,950 530 525 555 709 748 Interest-bearing Deposits Noninterest-bearing Deposits YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 DDA - Int.- Bearing 12% CDs 36% DDA - Int. Free 20% Savings 19% Money Market 13% (1) Period end balances. (1)

Total Portfolio Loan Growth $2,684 $2,704 $2,885 $2,947 $2,812 (1.76)% 0.75% 6.69% 2.15% (4.58)% Portfolio Loans Growth YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (5.00%) (4.00%) (3.00%) (2.00%) (1.00%) 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Loan Composition 19 $ in thousands Loan Portfolio: Total loans are impacted by the headwinds of PPP forgiveness, municipal loan refinances due to historically low interest rates and commercial loan payoffs spurred by $62.0M in underperforming note sales in the second half of 2021. For the Period Ending Variance 12/31/21 09/30/21 12/31/20 Quarter Year Commercial Real Estate $ 1,323,252 $ 1,346,953 $ 1,453,799 $ (23,701) $ (130,547) Commercial and Industrial 345,376 387,402 557,164 (42,026) (211,788) Residential Mortgages 457,988 449,118 472,170 8,870 (14,182) Other Consumer 44,666 44,953 57,647 (287) (12,981) Construction 282,947 297,337 406,390 (14,390) (123,443) Other(1) 357,900 358,394 — (494) 357,900 Total Portfolio Loans(2) $ 2,812,129 $ 2,884,157 $ 2,947,170 $ (72,028) $ (135,041) Other Consumer 2% CRE 47% C&I 12% Construction 10% Residential Mortgages 16% (1) At January 1, 2021 we adopted Topic 326, establishing a new loan segment, "Other" loans. At March 31, 2021, Other loans totaled $373.4 million consisting of loans that would otherwise have been included in the following loan segments: $136.3 million of CRE, $77.8 million of C&I, $49.6 million of Residential Mortgages and $109.7 million of Construction. (2) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). Other 13%

20 LOAN PORTFOLIO REPRICING & INDEX YE 2021 $ in millions (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. Loan Portfolio by Rate Type - YE 2021 Fixed $839 29.8% Floating $890 31.7% Variable $1,083 38.5% Loan Portfolio by Rate Index Type - YE 2021 Fixed $839 29.8% Libor $470 16.7% Prime $439 15.6% Treasury $1,064 $2.81B $2.81B (1) (2) 37.9%

21 Top Ten (10) Relationships (Total Commitment) $ in thousands Segment For the Periods Ending Variance 12/31/21 to 12/31/20 12/31/2021 % of Gross Loans 12/31/2021 % of RBC12/31/21 12/31/20 1. Hospitality, agriculture & energy $ 350,010 $ 375,990 $ (25,980) 12.45% 72.45% 2. Retail rest estate & food services 56,073 55,373 700 1.99% 11.61% 3. Hospitality 55,634 61,691 (6,057) 1.98% 11.52% 4. Industrial & retail real estate 45,653 41,439 4,214 1.62% 9.45% 5. Retail real estate 38,250 35,388 2,862 1.36% 7.92% 6. Multifamily development 36,720 40,874 (4,154) 1.31% 7.60% 7. Hospitality 35,664 37,435 (1,771) 1.27% 7.38% 8. Multifamily & student housing 35,405 38,787 (3,382) 1.26% 7.33% 9. Hospitality 34,463 36,086 (1,623) 1.23% 7.13% 10. Special / limited use 33,736 33,273 463 1.20% 6.98 % Top Ten (10) Relationships $ 721,608 $ 756,336 $ (34,728) 25.66% 149.36 % Total Gross Loans $ 2,812,357 $ 2,982,442 $ (170,085) % of Total Gross Loans 25.66% 25.36% 20.42 % Concentration (25% of RCB) $ 120,781 $ 116,300 As of December 31, 2021

22 Balance Sheet Transformation 03

23 Earning Assets Goal is to deploy cash into higher yielding loans and investments while foregoing undue concentration risk. • Earning Assets stand at $4.0B • Our primary mandate is to use cash to grow the loan book with well diversified, higher yielding loan products to increase the NIM and mitigate concentration risks • Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate Past Present Future Loans Investments Cash 70% 71% 82% 18% 23%25% 5% 6% Earning Assets - 12/31/17 Earning Assets - 12/31/21 Earning Assets - Target

# Loans

**Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus.**

- Portfolio loans currently stand at $2.8B
- Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio
- We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, utilizing excess liquidity and maximizing the NIM



Past
Loan Portfolio - 12/31/17
57%
30%
5%
5%
3%
Present
Loan Portfolio - 12/31/21
47%
12%
16%
2%
10%
13%
Future
Loan Portfolio - Target
45%
23%
20%
7%
5%
Commercial Real Estate
Commercial & Industrial
Residential Mortgages
Construction
Other Consumer
Other(1)

(1) In connection with our adoption of Topic 326, we made changes to our loan portfolio segments to align with the methodology applied in determining the allowance under CECL. Our new segmentation breaks out Other loans from our original loan segments: CRE, C&I , residential mortgages and construction.

24

Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO 25 Bond Portfolio Past Present Future 12% 8% 25% 41% 9% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 12/31/21 Bond Portfolio - Target 10% 34% 29% 28% 15%6% 31% 12% 25% Goal is to increase diversification, maintain strong credit quality, and improve performance versus peer group. • Portfolio stands at $922.4M, or about 22.3% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate two years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed (1) At December 31, 2021, Asset Backed Securities (ABS) represented approximately 8.9% of the entire Bond Portfolio and were further diversified into the following sub-segments (presented as a percentage of the entire Bond Portfolio): 1) ABS - CLO 5.7%, 2) ABS- Student Loans 2.9%,, 3) ABS - Consumer 0.3%, and 4) ABS - SBA < 0.1%. 1% 2% 2% (1) <1%

CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings 26 Deposits Past Present Future 56% 36% 30% 15% 13%3% 10% Deposit Mix - 12/31/17 Deposit Mix - 12/31/21 Deposit Mix - Target 20% 19% 20% 7% 20% 25% 14% 12% Goal is to restructure and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $3.7B • Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis • Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds • New product launches include mobile/online banking, Treasury Management, Instant Open, Card Valet, Click Switch, ATM Network, etc.

Asset Quality 04 27 Insert CB&T photo here

28 Delinquency Trends Past Due Loans / Total Portfolio Loans 0.21% 0.07% 0.09% 0.19% 0.05% 0.01% 0.22% 0.05% 0.03% 0.01% 0.02% 0.00% 0.00% 0.00% 0.00% 0.24% 0.28% 0.14% 0.22% 0.06% 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 0.00% 0.10% 0.20% 0.30%

Nonperforming Loan Breakdown $93 $52 $43 $7 $78 $37 $31 $22 $0 $1 $1 $1 $1 $3 $3 $5 $4 $14 $11 $8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $10 $19 $29 $38 $48 $58 $67 $77 $86 $96 29 Nonperforming Loans $ in millions As of December 31, 2021 Nonperforming Loans / Total Portfolio Loans $2,684 $2,704 $2,885 $2,947 $2,812 $2,591 $2,653 $2,843 $2,915 $2,805 $93 $51 $42 $32 $7 1.88% 1.46% 1.09% 0.26% Performing Loans Nonperforming Loans Nonperforming Loans/ Total Portfolio Loans YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $800 $1,600 $2,400 $3,200 0.00% 1.00% 2.00% 3.00% 4.00% 3.46% $2 Res Mtgs $1 Const $1 C&I $3 CRE $32

30 Nonperforming Relationships $ in thousands Type Nonaccrual Balance 12/31/21 Nonaccrual Balance 9/30/21 Variance 12/31/21 to 9/30/21 Comments 1. CRE $2,742 $3,061 ($319) Commercial property 2. Residential $825 $838 ($13) Residential mortgage loan 3. Construction $809 $1,332 ($523) Residential lot developer 4. CRE $314 $321 ($7) CRE Non-Owner Occupied 5. C&I $254 $266 ($12) UCC Subtotal: Top 5 Nonaccrual Loans $4,944 $5,818 ($874) Total Nonaccrual Loans $7,397 $8,867 ($1,470) Top 5 Nonaccrual Loans / Total Nonaccrual Loans 66.84% 65.61% 1.23 % Total Portfolio Loans $2,812,129 $2,884,157 ($72,028) Total Nonaccrual Loans / Total Portfolio Loans 0.26% 0.31% (0.05) % As of December 31, 2020 the top five nonperforming credits totaled $26.2 million and total nonaccrual loans were $32.0 million or 1.09% of total portfolio loans.

Nonperforming Assets $133 $84 $60 $48 $18 $40 $33 $18 $16 $11 $42 $47 $35 $25 $3 $51 $4 $7 $7 $4 OREO Nonperforming TDRs Nonperforming Loans YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $14 $28 $42 $56 $70 $84 $98 $112 $126 $140 31 Nonperforming Assets $ in millions As of December 31, 2021 (1) During the 2nd quarter of 2021 twenty branch closures were completed. These branches were marked to fair value and transferred to OREO other in the amount of $9.0 million, net. At December 31, 2021 the net remaining balance in OREO other was $1.0M Nonperforming Assets / Total Assets $4,112 $4,040 $4,006 $4,179 $4,134 $133 $84 $60 $48 $18 3.23% 2.09% 1.51% 1.14% 0.44% Total Assets Nonperforming Assets Nonperforming Assets / Total Assets YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 $4,800 0.0% 1.0% 2.0% 3.0% 4.0% (1)

Portfolio Credit Quality Trend $2,684 $2,704 $2,885 $2,947 $2,812 $1,868 $2,232 $2,451 $2,523 $2,624 $719 $461 $430 $238 $178$97 $186 Pass Substandard Special Mention YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $1,000 $2,000 $3,000 $4,000 Non-Pass Credit Quality Trend $816 $472 $434 $424 $188 $719 $461 $430 $238 $178 $97 $186 $10 Substandard Special Mention YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $250 $500 $750 $1,000 32 Loan Portfolio – Risk Ratings $ in millions *Excludes loans held-for-sale As of December 31, 2021 $11 $4 $11 $4 $10

33 Net Charge-off & Provision Expense Trends $ in thousands As of December 31, 2021 (1) YTD Net charge-offs for 2021 primarily consisted of the resolution of five problem relationships, in which the majority were previously reserved. $42,379 $12,989 $3,841 $2,694 $23,127 $43,197 $16,870 $3,404 $18,006 3,350 1.56% 0.47% 0.13% 0.09% 0.79% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 0.00% 0.50% 1.00% 1.50% 2.00% (1)

34 ACL Composition & ACL Coverage Ratio Trends $ in thousands As of December 31, 2021 (1) Included in the three months ended March 31, 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, “Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”. Refer to the Company's Form 10-Q filed with the Securities and Exchange Commission ("SEC") for more details. $35,286 $34,000 $32,593 $38,824 $94,974 $32 $5,199 $6,169 $15,250 $965 1.32% 1.45% 1.34% 1.83% 3.41% General Reserves Specific Reserves ACL to Total Portfolio Loans YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $30,000 $60,000 $90,000 $120,000 0.0% 1.0% 2.0% 3.0% 4.0% $35,318 $39,199 $38,762 $54,074 $95,939

35 Deposit Mix and Cost of Funds 05

Total Deposit Composition $3,669 $3,592 $3,504 $3,685 $3,698 3,139 3,067 2,949 2,976 2,950 530 525 555 709 748 Interest-bearing deposits Noninterest-bearing deposits YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $700 $1,400 $2,100 $2,800 $3,500 $4,200 36 Deposits $ in millions (1) (1) Period end balances.

Interest-bearing Deposit Composition & Deposit Rates $3,312 $3,097 $3,020 $2,937 $2,945 $2,199 $2,090 $2,054 $1,819 $1,485 $727 $664 $582 $600 $663 $245 $247 $249 $321 $414 $141 $96 $135 $197 $383 Certificates of Deposit Savings Interest-bearing Deposits Money Market Deposit Rate YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 37 Deposits $ in millions (1) Deposit rates and interest bearing deposit balances presented above are year-to-date averages for periods ending YE 2017 – YE 2021. (1) 1.12% 1.23% 1.21% 0.76% 1.54%

Total Deposits and Cost of Deposits $3,641 $3,665 $3,682 $3,685 $3,697 $2,946 $2,954 $2,927 $2,949 $2,950 $695 $711 $755 $736 $747 0.79% 0.70% 0.63% 0.58% 0.52% Interest-bearing Deposits Noninterest-bearing Deposits Total Cost of Deposits Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 $0 $1,000 $2,000 $3,000 $4,000 0.32% 0.48% 0.64% 0.80% 0.96% 38 Total Deposits & Total Cost Of Deposits $ in millions (1) Quarterly Average Balances (2) Total Cost of Deposits incorporates the noninterest-bearing demand deposits with the rate on total interest-bearing deposits to illustrate the impact of those free funds on the overall cost of deposits (2) (1)

39 Net Interest Margin (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds (2) Net Interest Margin has been computed on a fully taxable equivalent basis (FTE) using 35% federal income tax statutory rate for 2017 and 21% federal income tax statutory rate for 2018 through 2021. N et In te re st M ar gi n 0.90% 1.01% 1.23% 0.94% 0.57% 3.70% 4.11% 4.28% 3.74% 3.41% 2.80% 3.10% 3.05% 2.80% 2.84% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2017 YE 2018 YE 2019 YE 2020 YE 2021 0.00% 0.80% 1.60% 2.40% 3.20% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (2)

40 Loan Deferral Update 06

41 COVID-19 Loan Deferral Program Update The Company has offered loan deferrals in three parts: ◦ Deferrals allow the operating company and its principals to preserve liquidity and develop strategies to operate at a lower break even level to ensure long term survival ◦ The Part I program began in March 2020 and expired August 31, 2020 ◦ The Part II program began in August 2020 and expired on December 31, 2020 ◦ The Part III program began in December 2020 and expired on June 30, 2021 ◦ Operating companies in the Part III program were required to provide monthly statements and were subject to cash flow recapture payments ◦ Majority of our clients have resumed regularly scheduled payments as of December 31, 2021 ◦ During 2021, management observed that $62.0 million of loans that were previously in the deferral program were recovering at rates much lower than peers. Accordingly, management sold all of these loans in the third and fourth quarters of 2021.

42 Commercial Loan Portfolio Metrics 07

22% 17% 16% 10% 9% 9% 9% 5% 3% 43 CRE Segment Overview By Collateral Code ($ in thousands) (1) Other CRE & Other Commercial Construction Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities, Auto Shops As of December 31, 2021 Segment Categories CRE Portfolio Balance Percentage of Total Balance Hotel $418,629 22 % Multifamily 316,317 17 % Retail/Restaurant 301,987 16 % Land 190,917 10 % Other 174,364 9 % Office 161,148 9 % Warehouse 173,710 9 % Single Family 99,904 5 % Country Club 45,002 3 % Grand Total $1,881,978 100% $1.9B (1)

36% 34% 14% 12% 3% 1% 44 Hospitality Metrics By State $ in thousands As of December 31, 2021 State Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment NC $153,012 36% 60.5% $4,372 $69 SC 141,336 34% 62.1% 7,067 96 WV 59,240 14% 24.7% 19,747 67 VA 50,009 12% 57.9% 3,126 87 GA 11,573 3% 61.1% 5,787 67 FL 3,459 1% 53.2% 3,459 247 Total $418,629 100% 55.7% $7,259 $106 $418.6M

29% 19% 15% 14% 7% 5% 4% 4% 3% 45 Hospitality Metrics By Brand $ in thousands Brand Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $121,098 29% 65.2% $10,092 $107 IHG 81,397 19% 60.3% 5,087 72 Marriott 61,537 15% 55.1% 7,692 78 Upscale Independent/ Boutique 57,552 14% 28.4% 28,776 75 Wyndham 28,638 7% 62.8% 2,603 41 Independent 22,053 5% 55.8% 3,150 157 Best Western 16,886 4% 48.3% 2,111 29 Choice 16,088 4% 52.7% 2,011 28 Other 13,380 3% 56.7% 2,676 41 Total $418,629 100% 55.7% $7,133 $70 As of December 31, 2021 $418.6M

46 Paycheck Protection Program 08

Paycheck Protection Program PROGRAM TIMING APPLICATIONS APPROVED FUNDS APPROVED (1) ($ in millions) TOTAL IN FEES ($ in millions) ROUND ONE: April 3 - 16, 2020 451 $17.9 $1.5 ROUND TWO: April 29 - June 30, 2020 515 $39.9 ROUND THREE: January 22, 2021 - June 30, 2021 136 $11.0 $0.6 TOTAL 1,102 $68.8 $2.1 47 The Paycheck Protection Program is part of the CARES Act Stimulus Package, and is a federal loan program aimed at helping businesses impacted by COVID-19. With all hands on deck, Carter Bank & Trust was able to accept applications in the first, second and third round of funding to date. (1) Round One PPP loans totaling $17.9 million were largely referred to a third-party lender, Kabbage, for origination and servicing. (2) As of December 31, 2021, 24 PPP loans remained in the portfolio with total outstanding principal balances of $2.5MM (gross of deferred fees of costs).